THE FIRST NATIONAL BANK OF BOSTON, as Agent
                               100 Federal Street
                                Boston, MA 02110






                                October 15, 1996



Allou Health & Beauty Care, Inc.
   and its Subsidiaries
50 Emjay Boulevard
Brentwood, NY 11717

           Re: Second Amendment to Second Restated and Amended Revolving Credit and Security Agreement
                     -----------------------------------------------

Gentlemen:

           Reference is made to the Second Restated and Amended Revolving Credit and Security Agreement, dated as of June 6, 1996, among the Borrowers, the Agent and Lenders (the "Loan Agreement"). Capitalized terms defined in the Loan Agreement shall have the meanings herein ascribed to them therein unless otherwise defined herein.

           As you requested, and pursuant to the terms of Section 10.8(ii) of the Loan Agreement effective as of the date hereof, the dollar amount set forth in Section 1.9 is increased from $47,500,000 to $55,000,000, until further amended in accordance with the terms of the Loan Agreement. Pursuant to the terms of said Section 10.8(ii), and as evidenced by the signature of the Agent appearing below, such amendment is hereby consented to in writing by the Agent.

                                            Very truly yours,

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            As Agent


                                            By:  /s/ Brent E. Shay
                                               ------------------------------
                                               Title: Director

                       (Signatures Continued on Next Page)

Acknowledged this 15th day of
October, 1996


BORROWERS:

ALLOU HEALTH & BEAUTY CARE, INC.
ALLOU DISTRIBUTORS, INC.
ALLOU PERSONAL CARE CORPORATION
M. SOBOL, INC.
SUPERBUY OF NEW YORK, INC.
RONA BEAUTY SUPPLIES, INC.
HEMPSTEAD HEALTH & BEAUTY AIDS, INC.
PASTEL COSMETIC AND BEAUTY AIDS, INC.
NBA NATIONAL SALES CORP.
NBA DISTRIBUTORS, INC.
RUSS KALVIN PERSONAL CARE CORP.
STANFORD PERSONAL CARE MANUFACTURING, INC.

By:   /s/ David Shamilzadeh
   ------------------------------
   Title SVP & CFO

GUARANTORS:


 /s/ Victor Jacobs
------------------------------
Victor Jacobs, Guarantor

 /s/ Herman Jacobs
------------------------------
Herman Jacobs, Guarantor

 /s/ Jack Jacobs
------------------------------
Jacob Jacobs, Guarantor

Copies sent to the following Lenders:

The First National Bank of Boston IBJ Schroder Bank & Trust Company Sanwa Business Credit Corporation LaSalle Business Credit, Inc.
The Bank of Tokyo - Mitsubishi Trust Company